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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2005

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     On July 8, 2005, MetLife, Inc. filed a Current Report on Form 8-K (the
"Original Filing") in connection with the completion of the acquisition of all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup Inc., including The Travelers Insurance Company and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business. This Form 8-K/A amends the Original Filing to include the financial information required by Item 9.01(b) of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a)          Financial statements of businesses acquired.

                The financial statements required by Item 9.01(a) of Form 8-K were filed as Exhibit 99.2 to each of MetLife, Inc.'s Current Reports on Form 8-K filed on May 13, 2005 and May 27, 2005.

   (b)          Pro forma financial information.

                The following unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.1:

                (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005.

                (ii) Unaudited Pro Forma Condensed Consolidated Statements of
                     Income for the three months ended March 31, 2005 and the year ended December 31, 2004.

   (c)          Exhibits.

        99.1    Unaudited Pro Forma Condensed Consolidated Financial Statements.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: August 2, 2005

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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                    EXHIBIT
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  99.1         Unaudited Pro Forma Condensed Consolidated Financial Statements.